NINTH AMENDMENT AGREEMENT

THIS EIGHTH AMENDMENT AGREEMENT is entered into as of 17 January 2013 (the "**Amendment Agreement**") and is supplemental to the ISDA Master Agreement and Schedule dated as of 9 January 2008, as amended from time to time (the "**Master Agreement**") between Hermes Investment Management Limited (the "**Investment Manager**") acting as agent and signatory for each of the principals listed in Annex A to the Master Agreement (each such principal being a "**Party A**" and a "**Principal**") and HSBC Bank plc ("**Party B**").

WHEREAS Party A, Party B and the Investment Manager wish to:

(i) add the following new Principals to the Master Agreement on a several and not joint basis:

- Hermes Emerging Asia Equity Fund (a sub-fund of Hermes Investment Funds plc)
- Hermes US SMID Equity Fund (a sub-fund of Hermes Investment Funds plc)
- Hermes Active UK Inflation-Linked Bond Fund (a sub-fund of Hermes Investment Funds plc)

(ii) acknowledge that a separate Master Agreement (as may be amended by this Amendment Agreement) shall be deemed to exist between such Principal and Party B.

NOW, THEREFORE, in consideration of the mutual agreements contained in this Amendment Agreement, the parties agree as follows:-

1. Amendments.

1.1. Annex A to the Master Agreement is hereby deleted in its entirety and replaced with a new Annex A in the form set out in Attachment I hereto, with the new Principal indicated in bold.

1.2. Part 5(16) of the Schedule to the Master Agreement is deleted in its entirety.

1.3. Paragraph 11(b)(iii)(B) of the Credit Support Annex appearing as Exhibit 4 to the Master Agreement is deleted in its entirety and replaced with the following:

"(B) "**Threshold**" with respect to both parties shall mean zero."

2. Conditions Precedent. It is a condition precedent to the effectiveness of this Amendment Agreement that, as of the date hereof (being the date of execution of this Amendment Agreement), (i) all representations and warranties made under the Master Agreement are true and correct and (ii) there exists neither an Event of Default nor a Potential Event of Default thereunder.

3. Definitions. All capitalised terms used but not otherwise defined in this Amendment Agreement shall have the meanings given to them in the Master Agreement.

4. Miscellaneous.

4.1 **Entire Agreement; Restatement.**

(i) This Amendment Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings (except as otherwise provided therein) with respect thereto.

(ii) Except for any amendment to the Master Agreement made pursuant to this Amendment Agreement, all terms and conditions of the Master Agreement will continue in full force and effect in accordance with its provisions on the date of this Amendment Agreement. References to the Master Agreement will be to the Agreement, as amended by this Amendment Agreement.

4.2 **Amendments.** No amendment, modification or waiver in respect of the matters contemplated by this Amendment Agreement will be effective unless made in accordance with the terms of the Agreement.

4.3 **Counterparts.** This Amendment Agreement may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed to be an original.

4.4 **Headings.** The headings used in this Amendment Agreement are for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment Agreement.

4.5 **Contracts (Rights of Third Parties) Act 1999.** This Amendment Agreement does not create any right under the Contracts (Rights of Third Parties) Act 1999 which is enforceable by any person who is not a party to it.

4.6 **Notices or Communications.** Any notices or communications to be sent by one party to another with respect to this Amendment Agreement shall be sent in accordance with Part 4(a) of the Master Agreement.

4.7 **Governing Law.** This Amendment Agreement, and any non-contractual issues with respect to it, will be governed by and construed in accordance with the law specified in the Master Agreement and will be subject to the jurisdiction and waiver of immunities provisions of Section 13 of the Master Agreement, as supplemented or amended by any provisions of the Schedule to the Master Agreement.

IN WITNESS WHEREOF, the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

Hermes Investment Management Limited in its capacity as Investment Manager for and on behalf of each of the Principals, severally and not jointly, listed in Annex A to the Master Agreement

By: [signature]

Authorised Signatory:
Title:
Date:

Michelle Green
Authorised Signatory
22/01/2013

HSBC Bank plc

By: [signature]

Authorised Signatory:
Title: JILLIAN MELTON
Date: AUTHORISED SIGNATORY

17/01/13

ATTACHMENT I

ANNEX A to the Master Agreement

	Name of Principals	Entity Type	Applicable CSA
1.	BT Pension Scheme Trustees Limited as Trustees of the BT Pension Scheme	UK Pension Fund	For non-FX Transactions: Exhibit 2 For certain FX Transactions: Exhibit 3
2.	Royal Mail Pensions Trustees Limited as Trustees of the Royal Mail Pension Plan	UK Pension Fund	N/A
3.	Hermes Pension Trustees Limited as trustees of the Hermes Group Pension Scheme	UK Pension Fund	N/A
4.	Hermes Investment Funds public limited company for and in respect of Hermes UK Small and Mid Cap Companies Fund	Irish UCITS Principal	Exhibit 4
5.	Hermes Investment Funds public limited company for and in respect of Hermes Quant Global Equity Fund	Irish UCITS Principal	Exhibit 4
6.	Hermes Investment Funds public limited company for and in respect of Hermes Pan-European Small Cap Companies Fund	Irish UCITS Principal	Exhibit 4
7.	Hermes Investment Funds public limited company for and in respect of Hermes Global Emerging Markets	Irish UCITS Principal	Exhibit 4
8.	Hermes Investment Funds public limited company for and in respect of Hermes UK Smaller Companies Fund	Irish UCITS Principal	Exhibit 4
9.	Hermes Investment Funds public limited company for and in respect of Hermes Global Equities Selection Fund	Irish UCITS Principal	Exhibit 4
10.	Hermes Investment Funds public limited company for and in respect of Hermes Sourcecap European Alpha Fund	Irish UCITS Principal	Exhibit 4
11.	Hermes Investment Funds public limited company for and in respect of Hermes Japan Small and Mid Cap Companies Fund	Irish UCITS Principal	Exhibit 4
12.	Hermes Investment Funds public limited company for and in respect of Hermes Japan Equity Fund	Irish UCITS Principal	Exhibit 4
13.	Hermes Investment Funds public limited company for and in respect of Hermes Global High Yield Bond Fund	Irish UCITS Principal	Exhibit 4
14.	Hermes Investment Funds public limited company for and in respect of Hermes Global Investment Grade Fund	Irish UCITS Principal	Exhibit 4
15.	**Hermes Investment Funds public limited company for and in respect of Hermes Emerging Asia Equity Fund**	**Irish UCITS Principal**	**Exhibit 4**
16.	**Hermes Investment Funds public limited company for and in respect of Hermes US SMID Equity Fund**	**Irish UCITS Principal**	**Exhibit 4**
17.	**Hermes Investment Funds public limited company for and in respect of Hermes Active UK Inflation-Linked Bond Fund**	**Irish UCITS Principal**	**Exhibit 4**
18.	Hermes Commodities Index PCC Limited in the name and on behalf of the USD Cell	Guernsey Protected Cell	N/A
19.	Hermes Commodities Index PCC Limited in the name and on behalf of the EUR Cell	Guernsey Protected Cell	N/A
20.	Hermes Commodities Index PCC Limited in the name and on behalf of the JPY Cell	Guernsey Protected Cell	N/A
21.	Hermes Commodities Index Plus PCC Limited in the name and	Guernsey Protected	N/A

	on behalf of the GBP Cell	Cell	
22.	Hermes Commodities Index Plus PCC Limited in the name and on behalf of the USD Cell	Guernsey Protected Cell	N/A
23.	Hermes Commodities Index Plus PCC Limited in the name and on behalf of the EUR Cell	Guernsey Protected Cell	N/A
24.	Hermes Commodities Index Plus PCC Limited in the name and on behalf of the JPY Cell	Guernsey Protected Cell	N/A
25.	Hermes Commodities Alpha PCC Limited in the name and on behalf of the GBP Cell	Guernsey Protected Cell	N/A
26.	Hermes Commodities Alpha PCC Limited in the name and on behalf of the USD Cell	Guernsey Protected Cell	N/A
27.	Hermes Commodities Alpha PCC Limited in the name and on behalf of the EUR Cell	Guernsey Protected Cell	N/A
28.	Hermes BPK Partners LLP	UK Regulated Investment Firm	N/A